UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 11, 2005



                             SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2--Financial Information

Item 2.02. Results of Operations and Financial Condition.

Furnished herewith as Exhibit 99.1 is a copy of a press release issued by the Registrant updating its prior forward-looking statements regarding its earnings outlook for the full year 2004 and for the fourth quarter of 2004 that were included in the Registrant's press release dated October 21, 2004.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 of Form 8-K as an update of the Registrant's previous forward-looking earnings outlook, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Statements included in this Current Report on Form 8-K, including in Exhibit 99.1, which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Exchange Act of 1934. Such forward-looking statements are made based upon management's expectations and beliefs concerning future events impacting the Registrant and therefore involve a number of uncertainties and risks, including, but not limited to, those described in the Registrant's Annual Report on Form 10-K for 2003 and other filings with the Securities and Exchange Commission. Therefore, the actual results of operations or financial condition of the Registrant could differ materially from those expressed or implied in such forward-looking statements.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                       Description
-----------                       -----------

99.1                  Press Release dated January 11, 2005.




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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SILGAN HOLDINGS INC.


                                  By:   /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                          and Secretary

Date: January 12, 2005







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



                                INDEX TO EXHIBITS



Exhibit No.                               Description
-----------                               -----------

  99.1                          Press Release dated January 11, 2005.








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